Exhibit 99.1
Kevin Fairbairn President & CEO Charles Eddy Chief Financial Officer Investor Presentation May 2007

Cautionary Disclaimer During the course of this presentation, we will comment upon future events and may make projections about our future financial performance, including statements related to our expected sales, product shipments and acceptance, gross margin, operating expense, profit, cash flow and income tax expense. We will discuss our business strategy, our products, the markets our products address, our position in those markets, expected market acceptance of those products and production capacity. We wish to caution you that these are forward looking statements that are based upon our current expectations, and that actual results could differ materially as a result of various risks and uncertainties, including, without limitation, the following: inability to develop and deliver new products as planned; inability to accurately forecast the demand for our products and services; the possibility that orders in backlog may be cancelled, delayed or rescheduled; inability to achieve gross margin and expense goals and other risk factors discussed in documents filed by us with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We undertake no obligation to update the forward-looking statements made during this presentation.

Growth Businesses

INTEVAC

Equipment Products

- Leader in Magnetic Media Deposition Equipment for Hard Disk Drive Industry

	2004	2005	2006
Growth	126%	114%	92%

- Growth in Digital Storage Driving Need for More Magnetic Media Deposition Equipment
- Entering Much Larger Semiconductor Equipment Market
  - Unique competitive solutions
  - Our people have successful track record in this market

Imaging Instrumentation

- Unique Digital Video Sensors Enable Advanced Imaging Instrumentation
  - Ultra-sensitivity
  - Extended spectral coverage
- Business Transitioning From Contract R&D Incubator Phase to Rapid Growth Products Based Business

	2006	2007 Est.
Growth	42%	~100%

- $2B Served Available Market:
  - Military
  - Life Sciences
  - Physical Science
  - Industrial

Investor Presentation_May 2007_Slide 3

Revenue Growth Drivers Growth Goal: 30% CAGR Ahead of Growth Goal Progress May Be Lumpy, Especially Quarter to Quarter 2007 Forecast 30% CAGR Actual Revenue 2002 34 34 2003 44 36 2004 57 70 2005 75 137 2006 97 260 2007 126 2008 164 2009 213 2010 277 2011 360 2012 469 30% CAGR Goal Line Magnetic Media Deposition Equipment Semiconductor Manufacturing Equipment Imaging Instrumentation

Business Model Trends and Goals Revenue ($M) Long Term Goal Improvement Initiatives 2005 2006 2007 Est. 1 Gross Margin Operating Expense Other Income Profit Before Tax 32% 39% >45% Imaging Products and Semiconductor Equipment Margin Increase Asia Manufacturing Expansion 21% 20% <25% 1% 1% 2% 12% 20% > 20% Lean Thinking Business Principles Consistently eliminate waste Reduce cycle times 1 Based Upon April 30, 2007 Conference Call 137 260 245-285 42%- 43% 25%-28% 16%-19%

Equipment Products Business Leading Provider of Magnetic Media Deposition Equipment Source: Company Estimates @ 10/2006, Total System Installed Base Intevac Others Customers Market Share Hitachi Global Storage Technologies Coated Disk Aluminum or Glass Disk 200 Lean (r)

Equipment Products Business Hard Drive Market Growth Driving Need for More Equipment 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Compute 319 364 404 439 480 527 580 638 702 772 850 CE 63 81 112 140 178 221 262 308 363 426 498 HDD Units (M) Source: TrendFocus, Annual 2007, Intevac Marketing After 2011 (assumes 12.5% CAGR after 2011) Consumer Electronics Compute Hard Drive Market Forecast Demand for Digital Data Growth Year to Year ~ 60% Areal Density (GB/in2) £ 40% Minus Growth In Hard Drives ~ 20%

Equipment Products Business Media Technology Change Requires New Systems 2005 2006 2007 2008 2009 2010 Longitudinal 99 90 63 33 14 0 Perpendicular 1 10 37 67 86 100 2005 2010 Source: Coughlin Associates Perpendicular Media Transition 09 08 07 06 Percent 200 Lean Designed to Meet Technology and Productivity Needs of Perpendicular Media Transition to Perpendicular Requires New Systems for Optimum Productivity > 600GB 240 < 80GB 160 (Platter Capacity) Longitudinal Legacy System MDP 250B 12-20+ Process Steps £ 12 Process Steps < 2004 100% Longitudinal 550 Disks/Hour Installed Base 110 Systems Perpendicular >2010 100% Perpendicular 800 Disks/Hour Next Generation System 200 Lean

Expanding Equipment Served Market Semiconductor Plasma Process Equipment Market ~ $ 8 Billion Intevac Has Expertise to Address This Market Many of Today's Successful Semiconductor Manufacturing Systems Were Created by Intevac Staff at Prior Companies Intevac Staff Experienced in Supporting Major Semiconductor Customers Address Market With Innovative and Differentiated System Solutions Qualification Ramp Revenues Future Intevac Others Served Market ~ $ 350 Million Today Magnetic Media Deposition Equipment +

Imaging Instrumentation Business Unique Digital Video Sensor Technology Ultra-sensitivity Least Power Consuming Visible and Near Infra Red Light Spectrum 1995 - 2006 Incubation Period Contract R&D Revenues Significant Intevac R&D Investment 2007 Rapid Growth Driven by Product Sales Head Mounted Night Vision MOSIR(tm) Physical Science Cameras DeltaNu Raman Spectrometers Sensors, Cameras and Systems

Imaging Instrumentation Business

Unique Solutions Addressing $2 Billion Annual Market

INTEVAC



Commercial Markets
Government Markets
Physical Science Cameras
Life Science Cameras
Chemical Detection
Industrial Vision
Surveillance Cameras NightVista®
IPD Photon Counters
Head Mounted Night Vision Systems
LIVAR® Cost Effective Targeting & ID System
Value Added Resellers (VARS) OEM Sales
System Integrators Direct U.S. Army
System Integrators
Sensors, Cameras & System Products
Modular Camera Engine Electronics and Software Platform
Semiconductor Manufacturing Methods
• Backside Thinning
• Automated Vacuum Packaging
Patented Imaging Sensors
▪ Visible Spectrum
▪ Near Infrared Spectrum
Core Technologies

Investor Presentation_May 2007_Slide 11

Imaging Instrumentation Business Government Products Next Generation Night Vision System Digital Low Light Video Enhanced Performance and New Capabilities Intevac Solution Used for 1st Major Deployment (NATO Country) >$55M Over Seven Years Intevac Teamed With DRS for U.S. Army System First Prototype to U.S. Army Q1 2007 Digital to Replace Legacy Analog Systems ($ 600M / Year Market) LIVAR Cameras Laser-Illuminated Viewing and Ranging Airborne Vehicle-Based Man-Portable Marine-Based Cost-Effective, Long-Range Imaging (Many Miles) Qualifying on Multiple Programs Potential Sales of Hundreds of Millions Over Ten Years

Imaging Instrumentation Business Commercial Products MOSIR(tm) Scientific Cameras Low-Light Detection High Sensitivity, Low Noise Large Spectral Coverage (UV - NIR) Compact, Single-Unit Design Low-Light Scientific Applications Spectroscopy Microscopy Medical Imaging Astronomy Portable Compact Bench Top Microscope Module Palm-Size Chemical Identification Solids, Liquids, Gels Miniature, Low-Cost Designs Large Range of Applications Scientific Research Security: Homeland, Brands Hazardous Materials: Military, Safety Industrial QA / QC: Plastics, Pharma, Food DeltaNu Analytical Instruments for Raman Spectroscopy

Investment Rationale Significant Growth Opportunities Growth in Digital Storage Requires More Equipment Entering Large Semiconductor Equipment Market Imaging Instrumentation Products (Military and Commercial) Management and Technology Team With Proven Track Record Developing and Managing Global Billion Dollar Businesses Developing Advanced Equipment and Imaging Solutions Marketing to Industry Leaders Grew Business by 616% Since 2003 Attractive Valuation Profitable, Generating Cash and Investing in Future Growth $5.16 Per Share in Cash and Investments Semiconductor and Imaging Investments Offers Opportunity for Future Enhanced Valuations

Kevin Fairbairn President & CEO Charles Eddy Chief Financial Officer Investor Presentation May 2007